EFFECTIVE AUGUST 23RD, 2004

UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0060 Expires: March 31, 2006 Estimated average burden hours per response. . 2.64
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 27, 2005

AFTERMARKET TECHNOLOGY CORP.
(Exact name of registrant as specified in its charter)

Delaware	0-21803	95-4486486
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1400 Opus Place, Suite 600, Downers Grove, Illinois		60515
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(630) 271-8100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Forward-Looking Statement Notice

This Current Report on Form 8-K contains forward-looking statements (as such term is defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934) and information relating to us that are based on the current beliefs of our management as well as assumptions made by and information currently available to management, including those related to the markets for our products, general trends in our operations or financial results, plans, expectations, estimates and beliefs.  These statements reflect our judgment as of the date of this Current Report with respect to future events, the outcome of which is subject to risks, which may have a significant impact on our business, operating results or financial condition.  Readers are cautioned that these forward-looking statements are inherently uncertain.  Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those described herein.  We undertake no obligation to update forward-looking statements.  The factors that could cause actual results to differ are discussed in our Annual Report on Form 10-K for the year ended December 31, 2004 and our other filings made with the SEC.

Item 2.02.   Results of Operations and Financial Condition.

On April 27, 2005, Aftermarket Technology Corp. issued a press release (a copy of which is attached as Exhibit 99) announcing, among other things, the following:

•                  For the quarter ended March 31, 2005:

•                  net sales;

•                  income from continuing operations;

•                  income from continuing operations per diluted share;

•                  Drivetrain segment sales;

•                  Logistics segment sales; and

•                  Independent Aftermarket business sales and operating loss; and

•                  projected earnings from continuing operations per diluted share for the quarter ending June 30, 2005 and the year ending December 31, 2005

Item 9.01.   Financial Statements and Exhibits.

Exhibit 99:                                          Press release dated April 27, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 28, 2005	AFTERMARKET TECHNOLOGY CORP.

/s/ Joseph Salamunovich
Joseph Salamunovich
Vice President